Chinook Emerging Growth Fund

Supplement to Prospectus dated April 2, 2007

Existing Shares Renamed Class I Shares

Effective as of June 18, 2007, the existing shares of the Fund have been renamed Class I Shares.

Reduction of Management Fee:

The Fund’s adviser, Chinook Capital Management, LLC has agreed to reduce its management fee, effective as of May 31, 2007. As a result, the table below replaces in its entirety the table and expense example on page 4 of the prospectus:

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee [l,2]	1.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees[3]	1.05%
Distribution (12b-1) Fees[4]	0.00%
Other Expenses	1.02%
Fees and Expenses of Acquired Funds[5]	0.04%
Total Annual Fund Operating Expenses (Before Waiver)	2.11%
Fee Waiver/Expense Reimbursement[6]	(0.67%)
Net Expenses[7]	1.44%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund’s costs, the Fund charges a 1.00% redemption fee on shares redeemed within 30 days after they are purchased. The Fund may waive this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

[2]	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

[3]	Effective as of May 31, 2007, the Fund’s management fee has been reduced to 1.05% from 1.35%.

[4]	The Fund has adopted a 12b-1 Plan which permits the Fund to pay up to 0.25% of its average daily net assets to the Fund’s advisor as a shareholder servicing fee. The plan has not yet been activated.

[5]

Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The Fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of the Prospectus. Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 1.40%

6 Effective as of May 31, 2007, the advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that Net Expenses, excluding 12b-1 fees, if any, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as Fees and Expenses of Acquired Funds), and extraordinary expenses, do not exceed 1.40% of the average daily net assets of the Fund, through November 30, 2008. Prior to May 31, 2007, the advisor’s fee cap/expense reimbursement was set at 1.85%.

7 Net Expenses are calculated as 1.44% of average daily net assets based on the advisor’s agreement to cap operating expenses at 1.40%, plus Acquired Fund Fees and Expenses of 0.04%. Net expenses have been restated to incorporate the reduced management fee of 1.05% and the advisor’s new expense reimbursement/fee cap agreement of 1.40%. Actual Net Expenses for the fiscal year ended November 30, 2006 were 1.89%.

Example:

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds, based on the costs above. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000 in the shares of the Fund for the time periods indicated, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 Years

$147	$596	$1,072	$2,388

Increased Minimum Initial Investment:

Effective as of June 18, 2007, the minimum initial investment in the Fund has been increased to $100,000. As a result, the following replaces the section “Initial Purchase” under “How to Buy Shares” on page 6 of the prospectus in its entirety:

Initial Purchase

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Class I shares of the Fund is $100,000, and subsequent investments are subject to a minimum of $100. The advisor may, in its sole discretion, waive the investment minimums for existing clients of the advisor and other related parties, and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other financial intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem your Class I shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

This Supplement, and the Fund’s Prospectus dated April 2, 2007, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated April 2, 2007, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling the Fund at (800) 440-6895.

This Supplement is dated June 13, 2007